UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2012

International Paper Company

(Exact name of registrant as specified in its charter)

New York	1-3157	13-0872805
(State or other jurisdiction of incorporation)	Commission file number	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee		38197
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS.

Item 8.01. Other Events.

International Paper Company (the “Company”) is filing this Current Report on Form 8-K (this “8-K”) to retrospectively adjust portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 27, 2012 (the “2011 Form 10-K”), to reflect the elimination of the one-quarter lag basis on which the Company had previously reported its share of the operating results of the 50/50 joint venture that the Company and Ilim Holding S.A. have operated in Russia since October 2007. The Company eliminated this one-quarter reporting lag prospectively effective January 1, 2012. However, accounting principles generally accepted in the United States require retrospective application of this change in reporting to all comparative financial statements. Accordingly, the Company has revised all comparative prior period information to give effect to the presentation and disclosure requirements of such accounting principles. In addition, the accompanying financial statements have been retrospectively adjusted for the adoption of Accounting Standards Update 2011-05, “Presentation of Comprehensive Income.”

The following Items of the 2011 Form 10-K are being adjusted retrospectively to reflect application of the change in reporting described above (which Items as adjusted are attached as exhibits hereto and are hereby incorporated by reference herein):

•	Part II, Item 6. Selected Financial Data;
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;
•	Part II, Item 8. Financial Statements and Supplementary Data; and
•	Part IV, Item 15 (Exhibits and Financial Statement Schedules) –
¡	Exhibit 11 – Statement of Computation of Per Share Earnings;
¡	Exhibit 101.INS – XBRL Instance Document;
¡	Exhibit 101.SCH – XBRL Taxonomy Extension Schema;
¡	Exhibit 101.CAL – XBRL Taxonomy Extension Calculation Linkbase;
¡	Exhibit 101.DEF – XBRL Taxonomy Extension Definition Linkbase;
¡	Exhibit 101.LAB – XBRL Taxonomy Extension Label Linkbase; and
¡	Exhibit 101.PRE – XBRL Extension Presentation Linkbase.

No Items of the 2011 Form 10-K other than those identified above are being revised by this filing. Information in the 2011 Form 10-K is generally stated as of December 31, 2011 and this filing does not reflect any subsequent information or events other than the adoption of the change in reporting described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2011 Form 10-K with respect to any risks, uncertainties, contingencies, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2012 and other filings with the Securities and Exchange Commission. This Report should be read in conjunction with the 2011 Form 10-K and such Quarterly Report on Form 10-Q and other filings. These other filings may contain important information regarding risks, uncertainties, contingencies, events, trends and updates to certain expectations of the Company that have been reported since the filing of the 2011 Form 10-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Form 10-K, Part II, Item 6. Selected Financial Data.

99.2	Form 10-K, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Form 10-K, Part II, Item 8. Financial Statements and Supplementary Data.

99.4	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 11 – Statement of Computation of Per Share Earnings.

101.INS	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.INS – XBRL Instance Document.

101.SCH	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.SCH – XBRL Taxonomy Extension Schema.

101.CAL	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.CAL – XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.DEF – XBRL Taxonomy Extension Definition Linkbase.

101.LAB	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.LAB – XBRL Taxonomy Extension Label Linkbase.

101.PRE	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.PRE – XBRL Extension Presentation Linkbase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: May 7, 2012	By:	/s/ CAROL L. ROBERTS
Name: Carol L. Roberts
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Form 10-K, Part II, Item 6. Selected Financial Data.

99.2	Form 10-K, Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Form 10-K, Part II, Item 8. Financial Statements and Supplementary Data.

99.4	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 11 – Statement of Computation of Per Share Earnings.

101.INS	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.INS – XBRL Instance Document.

101.SCH	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.SCH – XBRL Taxonomy Extension Schema.

101.CAL	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.CAL – XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.DEF – XBRL Taxonomy Extension Definition Linkbase.

101.LAB	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.LAB – XBRL Taxonomy Extension Label Linkbase.

101.PRE	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) – Exhibit 101.PRE – XBRL Extension Presentation Linkbase.

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